UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                          Washington,  D.C.  20549

                            ----------------------


                             FORM  8-K

                          CURRENT  REPORT

Pursuant  to  section  13  or  15(d)  of  the  Securities  Exchange  Act of 1934

                 Date  of  Report:  September  10,  2004
                 ----------------------------------
                (Date  of  earliest  event  reported)

                             FORCE PROTECTION, INC.
                         -------------------------------
             (Exact name of Registrant as specified in its charter)

          Colorado                      000-22273                  84-1383888
----------------------------      ------------------------      ---------------
(State  or  other  jurisdiction   (Commission  File  Number)   (IRS  Employer of
incorporation)                                                    Identification
                                                                       No.)

    9801  Highway  78,  #3,  Ladson,  SC                   29456
---------------------------------------              ------------------
(Address  of  principal  executive  offices)           (Zip  Code)

                                 (843) 740-7015
                              --------------------
                         (Registrant's telephone number)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  3.03  Material  Modification  to  Rights  of  Security  Holders.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 10, 2004, our Board of Directors approved a Restated Articles of Incorporation to consolidate prior Amendments to the Articles of Incorporation.

On September 14, 2004, our Board of Directors approved a resolution adopting an Amended and Restated Certificate of Designation for Series B Convertible Preferred Stock and an Amended and Restated Certificate of Designation for Series C Convertible Preferred Stock.

The Amended and Restated Certificate of Designation for Series B Convertible Preferred Stock increased from 10 to 25 of the number of Series B Convertible
Preferred Stock authorized and issuable. The holders' option to voluntarily convert the Series B Convertible Preferred Stock into Common Stock was locked up until after December 27, 2005. The conversion date to automatically convert the Series B Convertible Preferred Stock into Common Stock was extended to December 27, 2006.

The Amended and Restated Certificate of Designation for Series C Convertible Preferred Stock added an option for the holders to convert their Series C Convertible Preferred Stock into Series B Convertible Preferred Stock prior to September 30, 2004, at a rate of 10 shares of Series C Convertible Preferred Stock for 1 share of Series B Convertible Preferred Stock. The holders' option to voluntarily convert the Series C Convertible Preferred Stock into Common Stock was locked up until after December 27, 2005. A conversion date to automatically convert the Series C Convertible Preferred Stock into Common Stock was added, with the conversion date of December 27, 2006.

Item  9.01.  Financial  Statements  and  Exhibits.

(c)  Exhibits.
3.1  Restated  Articles  of  Incorporation,  dated  September  10,  2004.
4.1 Amended and Restated Certificate of Designation for Series B Convertible Preferred Stock, dated September 14, 2004.
4.2 Amended and Restated Certificate of Designation for Series C Convertible Preferred Stock, dated September 14, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Force  Protection,  Inc.
Registrant

Date:  September  17,  2004                   By:     /s/  Michael  Watts
                                              -------------------------
                                              Michael  Watts
                                              Chief  Executive  Officer